UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 11, 2011

COYOTE HILLS GOLF, INC.
(Exact name of Registrant as specified in charter)

Nevada	333-145088	20-8241820
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6821 E. Thomas Road
Scottsdale, Arizona	85251
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:		(480) 335-7351

711 N. 81st Place
Mesa, Arizona 85207
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Officer and Director

On November 11, 2011, Stephanie Erickson resigned as a member of the Registrant’s Board of Directors, and as Corporate Secretary and Treasurer of the Registrant, effective immediately.  Ms. Erickson has not advised the Registrant of any disagreement on any matter relating to the Registrant’s operations, policies or practices.

Effective November 11, 2011, Mitch Powers was elected by the Registrant’s Board of Directors to fill the vacancies of the offices of Secretary and Treasurer.  Mr. Powers is currently a member of the Registrant’s Board of Directors and President of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COYOTE HILLS GOLF, INC.
(Registrant)

Signature	Title	Date

/s/ Mitch Powers	President	November 16, 2011
Mitch Powers

/s/ Mitch Powers	Principal Accounting Officer	November 16, 2011
Mitch Powers

3